Dorchester Minerals 2007 Annual Meeting May 16, 2007 Exhibit 99.1

Dorchester Minerals
Forward-Looking Statements
• Portions of this document may constitute "forward-looking
statements" as defined by federal law. Such statements are
subject to certain risks, uncertainties and assumptions.
Should one or more of these risks or uncertainties
materialize, or should underlying assumptions prove
incorrect, actual results may vary materially from those
anticipated, estimated or projected. Examples of such
uncertainties and risk factors include, but are not limited to, changes in the price or demand for oil and natural gas,
changes in the operations on or development of the
Partnership’s properties, changes in economic and industry
conditions and changes in regulatory requirements (including changes in environmental requirements) and the
Partnership’s financial position, business strategy and other plans and objectives for future operations. These and other
factors are set forth in the Partnership's filings with the
Securities and Exchange Commission.

Dorchester Minerals
• 2006 Highlights
• Reserves and Production
• Activity Highlights
– Leasing Activity
– Royalty Properties
– Net Profits Interests
– Fayetteville Shale
• Looking Ahead
Presentation Outline

Dorchester Minerals 2006 Highlights

Dorchester Minerals
2006 Highlights
2006
2005
Lease
Bonus
$7.4 MM
$1.7 MM
335%
Increase
Leasing
Activity
14,121 ac
4,487 ac
215%
Increase
Drilling
Activity
412 wells
289 wells
43%
Increase
Cash
Distributed
$79.9 MM
$56.5 MM
41%
Increase
Net
Income
$50.2 MM
$ 52.8MM
5%
Decrease

Dorchester Minerals
Quick Look at 2006 Distributions
Royalty
Revenue
$47.6 MM
Total Revenue
$86.9 MM
Other
Revenue
$9.1 MM
NPI
Revenue
$30.2 MM
LP
Distribution
$79.9 MM
GP
Distribution
$2.4 MM
Total
Expenses
$4.6 MM
Cash Distributions Paid in 2006 – Reflects Q4 2005 to Q3 2006 Activity

Dorchester Minerals
0.97
1.05
1.14
1.11 1.11
1.05
1.05
1.05
1.02
1.07
1.12
1.01
1.03
1.04
1.03
0.98
0.92
-
0.20
0.40
0.60
0.80
1.00
1.20
1.40
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
Mcfepd per 1000 Units
Indicated Gas Price per Mcf
$10.00
$0.00
$8.00
$6.00
$4.00
$2.00
$9.00
$7.00
$1.00
$5.00
$3.00
Volumes – Prices – Distributions
2005
2003 2004
2007 2006
0.46
0.42
0.39
0.42 0.42
0.48
0.43
0.48
0.51
0.58
0.81
0.73
0.78
0.52
0.48
0.46
$2.00
$8.00

Dorchester Minerals Reserves and Production

Dorchester Minerals
Reserves and Production
Product Mix
Property Allocation
• Total Proved Reserves of 88.6 Bcfe on 12/31/06
• 3.14 Mcfe per Unit Outstanding
• Over 99% of Reserves are Proved Developed
Gas
74%
Oil
26%
NPI
39%
61%
Royalty

Dorchester Minerals
• 2006 Production Replacement Calculation
Reserves and Production
Actual
12/31/05
Reserves
Projected
12/31/06
Reserves
2006
Production
(11.0 Bcfe)
Actual
12/31/06
Reserves
Reserve
Revisions
(9.1 Bcfe)
Total
Reserves
(Bcfe)
88.6
90.5
79.5

Dorchester Minerals
• 2003-2006 Production Replacement Calculation
Reserves and Production
Actual
01/31/03
Reserves
Projected
12/31/06
Reserves
2003-2006
Production
(44.8 Bcfe)
Actual
12/31/06
Reserves
Total
Reserves
(Bcfe)
97.0
52.2
Reserve
Revisions/
Purchases
(36.4 Bcfe)
88.6

Dorchester Minerals
0
5
10
15
20
25
30
35
Projected Volume
Actual Volume
Reserves and Production
• DMLP volumetric variance by prod. month
Daily Production (MMcfepd)
2005
Q1 Q3 Q2 Q4 Q1 Q3 Q2 Q4 Q1 Q3 Q2 Q4 Q1
Q3 Q2
Q4
2003 2004 2006

Dorchester Minerals Activity Highlights Leasing Activity

Dorchester Minerals
Deal Structuring
• Structure of deal can increase exploratory
exposure above conventional lease
Reward Risk
Participate 100%
Look-Back Working Interest
Back-In Working Interest
Lease 100% (Low Bonus, High Royalty)
Lease 100% (High Bonus, Low Royalty)
Optional “Heads-up” Working Interest

Dorchester Minerals
Hybrid Lease “A”
100%
90%
30%
80%
70%
60%
40%
20%
0%
50%
10%
Traditional Lease
NRI
Royalty
Interest
25%
Lessee
Interest
56.25%
Look-Back
Interest
18.75%
DMLP “Look-Back”
Optional
participation at
casing point
Lessee
Interest
75%
Royalty
Interest
25%

Dorchester Minerals
Hybrid Lease “B”
100%
90%
30%
80%
70%
60%
40%
20%
0%
50%
10%
Lessee
Interest
75%
Traditional Lease
NRI
DMLP “Back-In”
Lessee
Interest
70%
Lessee
Interest
56.25%
ORRI 5%
Royalty
Interest
25%
Royalty
Interest
25%
APO Back-
in Interest
18.75%
Royalty
Interest
25%

Dorchester Minerals Activity Highlights Royalty Properties

Dorchester Minerals
Royalty Property Highlights
• Leasing Activity
– Consummated 76 leases/elections on 14,121 net acres
– Identified 377 new wells on royalty properties
– 75 active lease offers
• Maximizing Value of Mineral Assets
– Lease bonus payments up to $675/acre
– Initial royalty terms up to 30%
– 14 Hybrid leases consummated on 11,257 net acres
• Back-in working interest
• Look-back working interest
• Optional working interest
– Leverage information franchise

Dorchester Minerals Activity Highlights Williston Basin Horizontal Bakken Arkansas Fayetteville Shale Hugoton Area Chase Group South Texas Vicksburg/Queen City Alabama Smackover

Dorchester Minerals
10
100
1,000
10,000
Jan-03 Jul-03 Feb-04 Aug-04 Mar-05 Sep-05 Apr-06 Nov-06 May-07 Dec-07
0
5
10
15
20
25
Royalty Property Highlights
• T-Patch Field (Starr, TX)
– High initial production rates, high decline rates
– First development well tested in April 2007 at 8 MMcfepd
– Additional development tracts with higher NRI’s
Net Gas Rate (Mcfepd) Well Count
2003 2004 2005 2006 2007

Dorchester Minerals
100
1,000
10,000
100,000
Jan-03 Jul-03 Feb-04 Aug-04 Mar-05 Sep-05 Apr-06 Nov-06 May-07 Dec-07
0
2
4
6
8
10
Royalty Property Highlights
• Jeffress Field (Hidalgo, TX)
– Negotiated back-in working interest (Hybrid “B”)
– 3 wells producing, recent well tested 2 MMcfpd
– 417 acres leased within a 2,000 acre AMI
Well Count
2003 2004 2005 2006 2007
Gas Rate (Mcfpd)

Dorchester Minerals
100
1,000
10,000
100,000
Jan-03 Jul-03 Feb-04 Aug-04 Mar-05 Sep-05 Apr-06 Nov-06 May-07 Dec-07
0
15
30
45
60
75
90
Royalty Property Highlights
• East Jeffress Field (Hidalgo, TX)
– Legacy royalty asset with 6.25% NRI
– Long-life production, no PUD reserves assigned to property
– Recent step-out completion tested over 13 MMcfpd
Well Count
2003 2004 2005 2006 2007
Gas Rate (Mcfpd)

Dorchester Minerals Activity Highlights Williston Basin Horizontal Bakken Arkansas Fayetteville Shale Hugoton Area Chase Group Alabama Smackover South Texas Vicksburg/Queen City

Dorchester Minerals
Royalty Property Highlights
• Little Cedar Creek Field (Conecuh, AL)
– 22 wells producing, 4 wells permitted/drilling
– EUR increasing, 2.6 MMboe in 2005 to 8.7 MMboe in 2007
– Initiating gas re-injection and waterflood operations
Oil Rate (bopd) Well Count
10
100
1,000
10,000
Jan-03 Jul-03 Feb-04 Aug-04 Mar-05 Sep-05 Apr-06 Nov-06 May-07 Dec-07
0
5
10
15
20
25
2003 2004 2005 2006 2007

Dorchester Minerals Activity Highlights Net Profits Interests

Dorchester Minerals
Net Profits Interest Highlights
• Increased Exposure to Upside Potential
– Participated in 41 wells in Arkansas, Mississippi, Montana,
New Mexico, North Dakota, Oklahoma, and Texas
• 35 wells completed in 2006
• 6 wells in various stages of drilling or completion at year-end
– Optional working interest participation in numerous leases
• Maximize Value of Mineral Assets
– Unburdened working interests (WI = NRI)
– Leverage information franchise
– Capitalize on strong negotiating position

Dorchester Minerals
10
100
1,000
10,000
Jan-03 Jul-03 Feb-04 Aug-04 Mar-05 Sep-05 Apr-06 Nov-06 May-07 Dec-07
0
25
50
75
100
125
150
Net Profits Interest Highlights
• “2003-2006 NPI” Production Analysis
– 91 producing wells/units, 7 in drilling or completion stage
– Multiple wells are not yet in pay status
– Approximately 1 Bcfe produced from inception to Q1 2007
2003 2004 2005 2006 2007
Gas Rate (Mcfepd) Well Count

Dorchester Minerals
Net Profits Interest Highlights
• “2003-2006 NPI” Cash Flow Analysis to Q1 2007
– Cumulative Revenue $5.6 MM
– Cumulative Operating Income $4.6 MM
– Cumulative Investment $4.8 MM
– Cumulative Surplus (Deficit) ($0.2 MM)
2003 2004 2005 2006 2007
March 2007
NOI $190,000
($1,200,000)
($1,000,000)
($800,000)
($600,000)
($400,000)
($200,000)
$0
$200,000
$400,000
Investment
Net Operating Income
Surplus (Deficit)

Dorchester Minerals Activity Highlights Williston Basin Horizontal Bakken Arkansas Fayetteville Shale Hugoton Area Chase Group Alabama Smackover South Texas Vicksburg/Queen City

Dorchester Minerals
100
1,000
10,000
100,000
Jan-03 Jul-03 Feb-04 Aug-04 Mar-05 Sep-05 Apr-06 Nov-06 May-07 Dec-07
• Hugoton Area - Operated Properties
– 2006 production within 2% of projection (7.8% decline)
– Continuing successful stimulation program
– Initiated well deepening and 2007 drilling program
Net Profits Interest Highlights
2003 2004 2005 2006 2007
Gas Rate (Mcfpd)

Dorchester Minerals Activity Highlights Williston Basin Horizontal Bakken Arkansas Fayetteville Shale Hugoton Area Chase Group Alabama Smackover South Texas Vicksburg/Queen City

Dorchester Minerals
10
100
1,000
10,000
Jan-03 Jul-03 Feb-04 Aug-04 Mar-05 Sep-05 Apr-06 Nov-06 May-07 Dec-07
0
5
10
15
20
25
• Horizontal Bakken (Montana and North Dakota)
– 14 producing wells including two tri-laterals
– Average reserves of 210,000 boe up to 430,000 boe
– Open acreage adjacent to Parshall field in Mountrail, ND
Net Profits Interest Highlights
Oil Rate (bopd) Well Count
2003 2004 2005 2006 2007

Dorchester Minerals Activity Highlights Fayetteville Shale

Dorchester Minerals Activity Highlights Williston Basin Horizontal Bakken Arkansas Fayetteville Shale Hugoton Area Chase Group Alabama Smackover South Texas Vicksburg/Queen City

Dorchester Minerals
Fayetteville Shale Highlights
• Eastern Arkoma Basin – Northern Arkansas
– Ownership Summary
• 23,336 gross/11,464 net acres in trend
• 196 sections in 8 counties
– Lease Transaction
• 9,800 net acres in 179 sections in 8 counties
• Bonus of $625 per acre with 25% royalty
• Optional working interest participation on well-by-well basis
• Royalty interest retained in units where option is exercised
3.5%
0.0%
Average WI
2.6% 111 Optional WI (NPI)
2.1% 179 Royalty (DMLP)
Average NRI Sections Interest Type

Dorchester Minerals
Fayetteville Shale Highlights
• Eastern Arkoma Basin – Northern Arkansas
– Current Activity
• 9 wells completed as producers
• 5 wells in various stages of drilling or completion
• 11 wells permitted and/or proposed by operator
• $1.7 million in net expenditures and commitments
– Operators
• SEECO (SWN), Chesapeake, David Arrington, Penn Virginia
– Economics ($6.00/Mcf, 25% royalty burden, pre-tax)
• Average D&C costs $2.3 million
• Ultimate reserves 1.4 Bcf
• Internal rate of return 39%
• Return on investment 2.43 (1.64 discounted at 10%)

Dorchester Minerals
Fayetteville Shale Highlights
• Six County Core Area
– Conway, Cleburne, Faulkner, Pope, Van Buren, White
– Approximately 70 sections in “Productive Fairway”
– Fayetteville undeveloped in 96% of DMLP’s sections
HBP/Unleased Acreage
Leased Acreage
Productive Fairway
203 Producing Wells
77 Active Permits
169 Locations
Prospective “Halo”
0 Producing Wells
57 Active Permits
22 Locations

Dorchester Minerals
100
1,000
10,000
0 50 100 150 200 250 300
Fayetteville Shale Highlights
• Normalized Zero-time Plot to Q1 2007
– Initial rates ranging up to 3.2 MMcfd
– Expected ultimate recoveries up to 1.8 Bcf
– Significantly outperforming 1.4 Bcf type curve
1.4 Bcf
Type Curve
Gas Rate (Mcfpd)
Actual
Average
0 100 50 250 200 150 300
Days on Production

Dorchester Minerals
0
100
200
300
400
500
600
Jun-06 Jul-06 Jul-06 Aug- Sep- Oct-06 Nov- Dec- Jan-07 Feb- Mar-07
0
5
10
15
20
25
30
Fayetteville Shale Highlights
• Net Production to Q1 2007 (8 wells producing)
– Working interest production rate of 410 Mcfd
– Royalty interest production rate of 100 Mcfd
– WI up to 6.25%, NRI up to 10.1% (WI + RI)
Q4 2006 Q1 2007 Q3 2006
Well Count
Royalty Gas
Gas Rate (Mcfpd)

Dorchester Minerals Looking Ahead

Dorchester Minerals Developing Plays New York T-BR/Devonian Arkansas Deep Shales Delaware Basin Pennsylvanian East Texas Deep Bossier North Dakota Horizontal Bakken South Texas Vicksburg/Queen City

Dorchester Minerals 2007 Annual Meeting May 16, 2007